UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 27, 2005

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   1-3480                 41-0423660
  (State of Incorporation)       (Commission             (IRS Employer
                                 File Number)            Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                             Bismarck, North Dakota
                                   58506-5650
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

     In anticipation of meetings with members of the investment community, MDU Resources Group, Inc. ("MDU") has reaffirmed, as of May 27, 2005, its prior guidance, set forth in MDU's March 31, 2005 Quarterly Report on Form 10-Q ("Form 10-Q"), that earnings per common share for 2005, diluted, are projected in the range of $1.80 to $2.00. This reaffirmation is based upon the key strategies, projections and assumptions set forth in the Form 10-Q under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations - Prospective Information", with respect to which there have been no material changes since the filing of the Form 10-Q and which are incorporated herein by reference.

     The foregoing earnings per share guidance for 2005 constitutes a forward-looking statement on behalf of MDU, within the meaning of Section 21E of the Securities Exchange Act of 1934. Although MDU believes that its expectations are based on reasonable assumptions, actual results may differ materially. For a discussion of the important factors that could cause actual results to differ from those indicated by its current earnings guidance, reference is made to the sections entitled "Introduction" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors and Cautionary Statements that May Affect Future Results" in the Form 10-Q, both of which are incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 27, 2005


                                           MDU RESOURCES GROUP, INC.

                                           By:/s/ Warren L. Robinson
                                              ---------------------------------
                                              Warren L. Robinson
                                              Executive Vice President
                                              and Chief Financial Officer